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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 02549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 9, 1998



                           PHONETEL TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


Ohio                                  0-16715                       34-146219
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(State or Other Jurisdiction        (Commission                  (IRS Employer
of Incorporation)                   File Number)          Number Identification)


North Point Tower, 7th Floor, 1001 Lakeside Avenue, Cleveland, Ohio   44114-1195
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's Telephone Number, including area code        (216) 241-2555
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Item 4. Changes in Registrant's Certifying Accountants.
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(a) (1)  Former independent public accountants.

         (i) On November 9, 1998 PricewaterhouseCoopers LLP ("PwC") resigned as independent public accountants for the Registrant.

         (ii) The report of PwC on the Registrant's 1997 financial statements included the following modification as to uncertainty: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." Other than the foregoing, the reports of PwC on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii) The decision of PwC to resign as the Registrant's independent public accountants was neither recommended nor approved by the Registrant's Board of Directors or its Audit Committee.

         (iv) During the Registrant's two fiscal years ended December 31, 1997 and through November 9, 1998, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         (v) During the most recent fiscal year and through November 9, 1998, there have been no reportable events as defined in Regulation S-K, Item 304 (a)(1)(v).

(a)(2)   New independent public accountant.

         (i) The Registrant has not engaged a new independent public accountant. The Registrant is currently in the process of selecting an independent public accountant for its fiscal year ending December 31, 1998.



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(a)(3)   Former accountants' letter.

         (i) The Registrant has provided PwC with a copy of the disclosures which the Registrant is making in this Item 4 and has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter dated November 13, 1998 is filed as Exhibit 1 to this Form 8-K.

Item 7.  Exhibits
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         1. Letter of PricewaterhouseCoopers LLP dated November 12, 1998.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PHONETEL TECHNOLOGIES, INC.



Date: November 13, 1998                   By:  /s/ Richard P. Kebert
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                                               Richard P. Kebert
                                               Chief Financial Officer














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